UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

  January 6, 2023
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(301) 869-9683
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On January 6, 2023, OpGen, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a certain institutional investor (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor in a best-efforts public offering (the “Offering”) (i) 321,207 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (ii) pre-funded warrants to purchase up to an aggregate of 2,265,000 shares of Common Stock (the “Pre-funded Warrants”), (iii) Series A-1 common warrants to purchase an aggregate of 2,586,207 shares of Common Stock (the “Series A-1 Warrants”), and (iv) Series A-2 common warrants to purchase an aggregate of 2,586,207 shares of Common Stock (the “Series A-2 Warrants” and together with the Series A-1 Warrants, the “Common Warrants” and together with the Pre-funded Warrants, the “Warrants”). Each share of Common Stock and accompanying Series A-1 Warrant and Series A-2 Warrant was sold at a price of $2.90 per share and accompanying Common Warrants, and each Pre-funded Warrant and accompanying Series A-1 Warrant and Series A-2 Warrant was sold at an offering price of $2.89 per share underlying such Pre-funded Warrants and accompanying Common Warrants, for aggregate gross proceeds of approximately $7.50 million before deducting the placement agent’s fees and the offering expenses. The Company intends to use the net proceeds from this offering to: (i) support continued commercialization of our FDA-cleared Acuitas AMR Gene Panel test for isolates in the U.S.; (ii) commercialize our products with a focus on the Unyvero Platform and diagnostic tests; (iii) support further development and commercialization of the Ares Genetics database and service offerings; (iv) support directed sales and marketing efforts to the customers and collaborators for our products and services, (v) invest in manufacturing and operations infrastructure to support sales of products; and (vi) repay certain outstanding indebtedness of the Company and its subsidiaries. We intend to use the remaining net proceeds for working capital and other general corporate purposes.

The Offering closed on January 11, 2023.

The Common Warrants have an exercise price of $2.65 per share. The Series A-1 Warrants are immediately exercisable upon issuance, and will expire five years following the issuance date. The Series A-2 Warrants are immediately exercisable upon issuance, and will expire eighteen months following the issuance date. The exercise price and the number of shares of Common Stock issuable upon exercise of each Warrant is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. In addition, in certain circumstances, upon a fundamental transaction, a holder of Warrants will be entitled to receive, upon exercise of the Warrants, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Warrants immediately prior to the fundamental transaction; provided, however, that in the event of a fundamental transaction where the consideration consists solely of cash, solely of marketable securities or a combination thereof, each Warrant will be deemed to be exercised in full in a cashless exercise effective immediately prior to and contingent upon the consummation of such fundamental transaction.

Subject to certain ownership limitations described in the Pre-funded Warrants, the Pre-funded Warrants are immediately exercisable and may be exercised at a nominal consideration of $0.01 per share of Common Stock any time until all of the Pre-funded Warrants are exercised in full.

The Company may not effect the exercise of the Warrants, and the applicable holder will not be entitled to exercise any portion of any such Warrant, which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder of such Warrant (together with its affiliates) to exceed 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such Warrants.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the purchaser and customary indemnification rights and obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

As compensation to H.C. Wainwright & Co., LLC (the “Placement Agent”), as the exclusive placement agent in connection with the Offering, the Company paid the Placement Agent a cash fee of 6.0% of the aggregate gross proceeds raised in the Offering and reimbursement of certain expenses and legal fees.

The shares of Common Stock, the Common Warrants and the Pre-funded Warrants described above and the underlying shares of Common Stock were offered pursuant to the Registration Statement on Form S-1, as amended (File No. 333-268648), which was declared effective by the Securities and Exchange Commission on January 6, 2023.

The foregoing description of the Purchase Agreement and Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement, the Pre-funded Warrants and the Common Warrants, which are filed as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

On January 6, 2023, the Company issued a press release announcing the pricing of the Offering. On January 11, 2023, the Company issued a press release announcing the closing of the Offering. A copy of such press releases are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Pre-funded Warrant (incorporated by reference to Exhibit 4.20 to the Company's Registration Statement on Form S-1/A (File No. 333-268648) filed on January 5, 2023).
4.2	Form of Series A-1 and Series A-2 Warrants (incorporated by reference to Exhibit 4.21 to the Company's Registration Statement on Form S-1/A (File No. 333-268648) filed on January 5, 2023).
10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.55 to the Company's Registration Statement on Form S-1/A (File No. 333-268648) filed on January 5, 2023).
99.1	Press release dated January 6, 2023.
99.2	Press release dated January 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 11, 2023	OpGen, Inc.

	By:	/s/ Oliver Schacht
		Name:	Oliver Schacht
		Title:	Chief Executive Officer